Rule 497(d)


                                    FT 4541
                    January Effect Plus Portfolio, Series 3

              Supplement to the Prospectus Dated December 4, 2013

      Notwithstanding anything to the contrary in the Prospectus, the Estimated Net Annual Distribution per Unit for the first year and subsequent years, as set forth in the Summary of Essential Information, should be replaced with $.7938 and $.7844, respectively.

December 17, 2013